TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042          HV-6775 – PremierSolutions Cornerstone (Series II)

Supplement dated May 22, 2019 to your Prospectus

FUND REORGANIZATIONS

Merging Fund	Acquiring Fund

Oppenheimer Developing Markets Fund – Class A	Invesco Oppenheimer Developing Markets Fund – Class A
Oppenheimer Equity Income Fund – Class A	Invesco Oppenheimer Equity Income Fund – Class A
Oppenheimer Global Fund – Class A	Invesco Oppenheimer Global Fund – Class A
Oppenheimer Global Strategic Income Fund – Class A	Invesco Oppenheimer Global Strategic Income Fund – Class A
Oppenheimer Gold & Special Minerals Fund – Class A	Invesco Oppenheimer Gold & Special Minerals Fund – Class A
Oppenheimer International Bond Fund – Class A	Invesco Oppenheimer International Bond Fund – Class A
Oppenheimer International Diversified Fund – Class A	Invesco Oppenheimer International Diversified Fund – Class A
Oppenheimer International Growth Fund – Class A	Invesco Oppenheimer International Growth Fund – Class A
Oppenheimer Main Street Fund® – Class A	Invesco Oppenheimer Main Street Fund® – Class A
Oppenheimer Main Street All Cap Fund® – Class A	Invesco Oppenheimer Main Street All Cap Fund® – Class A
Oppenheimer Main Street Mid Cap Fund® – Class A	Invesco Oppenheimer Main Street Mid Cap Fund® – Class A
Oppenheimer Mid Cap Value Fund – Class A	Invesco Oppenheimer Mid Cap Value Fund – Class A
Oppenheimer Real Estate Fund – Class A	Invesco Oppenheimer Real Estate Fund – Class A
Oppenheimer Rising Dividends Fund – Class A	Invesco Oppenheimer Rising Dividends Fund – Class A

On January 11, 2019, the Board of Trustees of each trust (each, a “Trust”) governing the Trust’s respective Fund(s) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund (each, a “Merging Fund,” and collectively, the “Merging Funds”) to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the respective Merging Fund as of the close of business on or about May 24, 2019 (the “Closing Date”).  Shareholders of record approved each Reorganization for each Merging Fund on April 12, 2019 and May 17, 2019, respectively.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

As a result of the Reorganization, if any of your Participant Account value was allocated to a Merging Fund Sub-Account, that amount will be merged into the corresponding Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to a Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that included an allocation to a Merging Fund Sub-Account will be allocated automatically to the corresponding Acquiring Fund Sub-Account.  Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program, or other administrative program that includes transfers of Participant Account value or allocation to a Merging Fund Sub-Account, your enrollment was terminate automatically.  Please contact us to re-enroll in the Dollar Cost Averaging Program, Asset Rebalancing Program, or other administrative program that includes transfers of Participant Account value or allocation to the corresponding Acquiring Fund Sub-Account.

Effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Funds will be deleted and replaced with the Acquiring Funds.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.